CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2023
CASH AND CASH EQUIVALENTS.
CASH AND CASH EQUIVALENTS

4 – CASH AND CASH EQUIVALENTS

The composition of cash and cash equivalents is as follows:

By item	12.31.2023	12.31.2022
	ThCh$	ThCh$
Cash	552,062	203,931
Bank balances	119,335,228	108,486,568
Other fixed rate instruments	183,796,393	182,991,488
Cash and cash equivalents	303,683,683	291,681,987

Other fixed income instruments correspond primarily to investments in short-term instruments with good credit ratings, such as Time Deposits and Mutual Funds, which are highly liquid, with insignificant risk of change in value and easily converted into known amounts of cash. There are no restrictions for significant amounts available to cash.

By currency	12.31.2023	12.31.2022
	ThCh$	ThCh$
USD	9,462,829	14,266,343
EUR	437,604	870,613
ARS	18,340,987	29,215,288
CLP	140,758,085	138,205,025
PYG	38,469,449	39,201,097
BRL	96,214,729	69,923,621
Cash and cash equivalents	303,683,683	291,681,987